Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,209.60
Total Transaction Valuation	16,000,000.00
Total Offset Amount	0.00
Net Fee	$ 2,209.60